Filed pursuant to Rule 497(a)(1)

File No. 333-145804

Rule 482 ad

APOLLO INVESTMENT CORPORATION

PRICES PUBLIC OFFERING OF COMMON STOCK

New York, N.Y. – September 13, 2007 – Apollo Investment Corporation (NASDAQ: AINV) announces today that it has priced its public offering of 13.00 million shares of its common stock at an offering price of $20.00 per share, raising $260 million of gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 1.95 million shares to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on September 18, 2007.

The Company expects to use the net proceeds of the offering to repay amounts outstanding under its senior credit facility, to make investments in portfolio companies and for general corporate purposes. Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., Wachovia Capital Markets, LLC, UBS Securities LLC, RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp., Stifel, Nicolaus & Company, Incorporated, Keefe, Bruyette & Woods, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc. are the underwriters for the offering. Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Wachovia Capital Markets, LLC are joint bookrunning managers for the offering.

A shelf registration statement relating to the shares in this offering has been filed with the Securities and Exchange Commission and has become effective.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered shares, and none of these shares may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A copy of the prospectus for the offering may be obtained from: Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 800-831-9146; email: batprospectusdept@citigroup.com); J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, (telephone number: 866-430-0686); Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Prospectus Department (telephone number: 631-274-8321) and Wachovia Capital Markets, LLC, 375 Park Avenue, 4th Floor, New York, NY 10152, Attn: Equity Syndicate, or equity.syndicate@wachovia.com.

ABOUT APOLLO INVESTMENT CORPORATION

Apollo Investment Corporation, or the Company, is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. The Company invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements.” These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:	Richard L. Peteka, 212-515-3488
Apollo Investment Corporation

SOURCE:	Apollo Investment Corporation